Supplement Dated April 17, 2013 to

the Prospectus Dated July 2, 2012 for

Titanium Investor Variable Universal Life

Issued by

Protective Life Insurance Company

Titanium Universal Life Variable Account

This Supplement amends certain information contained in your variable life prospectus. Please read this Supplement carefully and keep it with your prospectus for future reference.

Effective May 1, 2013, the Deutsche Assets & Wealth Management Fund, DWS Dreman Small Mid Cap Value (Class A) will change to DWS Small Mid Cap Value (Class A).

The DWS Small Mid Cap Value (Class A) has the same investment objective and investment adviser as the DWS Dreman Small Mid Cap Value (Class A). For more information regarding the DWS Small Mid Cap Value Fund, please refer to the information regarding the DWS Small Mid Cap Value Fund in the prospectuses for the Fund and for your Policy.